SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/Amended

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	September 20, 2004

GE Dealer Floorplan Master Note Trust
CDF Funding, Inc.
CDF Financing, L.L.C.
Distribution Financial Services Floorplan Master Trust
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

333-115582 / 333-115582-02 /	88-0355652 (CDF Financing, L.L.C.)
333-115582-03 / 333-115582-04	20-1060484 (CDF Funding, Inc.)
(Commission File Number)	(I.R.S. Employer Identification No.)

5595 Trillium Boulevard, Hoffman Estates, Illinois	60192
(Address of Principal Executive Offices)	(Zip Code)

(847) 747-6800

(Registrant’s Telephone Number, Including Area Code)

No Change
(Former Name or Former Address, if Changed Since Last Report)

Item 8.01. Other Events.

Monthly Reporting

In no-action letters issued to a variety of issuers of asset-backed securities, whose principal assets are receivables, the Division of Corporation Finance has stated that it would not raise any objection if specified information was filed monthly on Form 8-K in lieu of quarterly reports on Form 10-Q. In reliance particularly on the letter relating to ITT Floorplan Receivables, L.P. (April 25, 1994), CDF Funding, Inc., on behalf of itself and its co-registrant GE Dealer Floorplan Master Note Trust, has adopted this monthly reporting procedure and is filing this and other monthly reports on Form 8-K in lieu of quarterly reports on Form 10-Q.

This filing amends the previously filed Monthly Noteholder's Statement.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable
(b) Not applicable
(c) Exhibits.

Exhibit
No.	Document Description
99.1	Monthly Noteholder’s Statement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDF FUNDING, INC.,
(Co-Registrant)

Dated: September 20, 2004	By: /s/ Michael Cipolla
Name: Michael Cipolla
Title: Vice President

GE DEALER FLOORPLAN MASTER NOTE TRUST
(Co-Registrant)

By: CDF FUNDING, INC.

Dated: September 20, 2004	By: /s/ Michael Cipolla
Name: Michael Cipolla
Title: Vice President

CDF FINANCING, L.L.C.,
(Co-Registrant)

Dated: September 20, 2004	By: /s/ W. Steven Culp
Name: W. Steven Culp
Title: Vice President and Treasurer

DISTRIBUTION FINANCIAL SERVICES FLOORPLAN MASTER TRUST
(Co-Registrant)

By: CDF FINANCING, L.L.C.

Dated: September 20, 2004	By: /s/ W. Steven Culp
Name: W. Steven Culp
Title: Vice President and Treasurer

Use of Proceeds - Series 2004-1 Notes

The public offering of the Series 2004-1 Notes was made under the registration statement (the “Registration Statement”) on Form S-3 filed with the Securities and Exchange Commission by GE Dealer Floorplan Master Note Trust (the “Issuer”), CDF Funding, Inc. (“CDF Funding”), Distribution Financial Services Floorplan Master Trust and CDF Financing, L.L.C., which became effective on July 6, 2004 and was assigned commission file numbers 333-115582, 333-115582-02, 333-115582-03 and 333-115582-04.

 The public offering terminated on August 12, 2004 upon the sale of all of the Series 2004-1 Notes. The underwriters of the Class A Notes were Banc of America Securities LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Deutsche Bank Securities and Loop Capital Markets, LLC. The underwriters of the Class B Notes and the Class C Notes were Banc of America Securities LLC and Citigroup Global Markets Inc.

 During the period from the effective date of the Registration Statement, through the current reporting period, the amount of expenses incurred in connection with the issuance and distribution of the publicly offered and sold Series 2004-1 Notes with respect to underwriting commissions and discounts was $1,646,740, $74,100 and $28,000 for the Class A Notes, Class B Notes and Class C Notes, respectively. After deducting the underwriting discounts described in the preceding sentence, the net offering proceeds to the Issuer before expenses for the Class A Notes, Class B Notes and Class C Notes, respectively, are $1,200,353,260, $37,925,900 and $9,972,000, respectively. Other expenses, including legal fees and other costs and expenses, are reasonably estimated to be $750,000 and net proceeds to the Issuer, after deduction of expenses, are reasonably estimated to be $1,247,501,160. With respect to the payment of these other expenses and costs, all direct or indirect payments were made to persons other than persons who are (a) directors or officers of the Issuer, or (b) owners of 10 percent or more of any class of securities of the Issuer.

The net proceeds to CDF Funding, after deducting the underwriting commissions and discounts, and expenses above, were used to purchase receivables from GE Commercial Distribution Finance Corporation (“CDF”), Transamerica Commercial Finance Corporation (“TCFC”) and Brunswick Acceptance Company, LLC (“BAC”), affiliates of CDF Funding, or to pay to CDF Funding’s shareholders, which are General Electric Capital Services, Inc. and General Electric Capital Corporation, which entities may use the proceeds it receives to repay inter-company debt and for other general corporate purposes. Except as provided in the previous sentence, none of the proceeds were used for payments to (a) any directors or officers of the Issuer or (b) owners of 10 percent or more of any class of securities of the Issuer.

Use of Proceeds - Series 2004-2 Notes

The public offering of the Series 2004-2 Notes was made under the Registration Statement on Form S-3 filed with the Securities and Exchange Commission by the Issuer, CDF Funding, Distribution Financial Services Floorplan Master Trust and CDF Financing, L.L.C., which became effective on July 6, 2004 and was assigned commission file numbers 333-115582, 333-115582-02, 333-115582-03 and 333-115582-04.

 The public offering terminated on August 12, 2004 upon the sale of all of the Series 2004-2 Notes. The underwriters of the Class A Notes were Banc of America Securities LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Deutsche Bank Securities and Loop Capital Markets, LLC. The underwriters of the Class B Notes and the Class C Notes were Banc of America Securities LLC and Citigroup Global Markets Inc.

 During the period from the effective date of the Registration Statement, through the current reporting period, the amount of expenses incurred in connection with the issuance and distribution of the publicly offered and sold Series 2004-2 Notes with respect to underwriting commissions and discounts was $1,875,120, $95,000 and $31,000 for the Class A Notes, Class B Notes and Class C Notes, respectively. After deducting the underwriting discounts described in the preceding sentence, the net offering proceeds to the Issuer before expenses for the Class A Notes, Class B Notes and Class C Notes, respectively, are $1,200,124,880, $37,905,000 and $9,969,000, respectively. Other expenses, including legal fees and other costs and expenses, are reasonably estimated to be $750,000 and net proceeds to the Issuer, after deduction of expenses, are reasonably estimated to be $1,247,248,880. With respect to the payment of these other expenses and costs, all direct or indirect payments were made to persons other than persons who are (a) directors or officers of the Issuer, or (b) owners of 10 percent or more of any class of securities of the Issuer.

The net proceeds to CDF Funding, after deducting the underwriting commissions and discounts, and expenses above, were used to purchase receivables from CDF, TCFC and BAC, affiliates of CDF Funding, or to pay to CDF Funding’s shareholders, which are General Electric Capital Services, Inc. and General Electric Capital Corporation, which entities may use the proceeds it receives to repay inter-company debt and for other general corporate purposes. Except as provided in the previous sentence, none of the proceeds were used for payments to (a) any directors or officers of the Issuer or (b) owners of 10 percent or more of any class of securities of the Issuer.